UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2009

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2009, the Compensation Committee of the Board of Directors of Health Management Associates, Inc. (the “Company”) granted long-term incentive compensation awards to certain of the Company’s named executive officers for the year ending December 31, 2009 (the “2009 Program”). The 2009 Program provides for contingent long-term incentive compensation in the form of cash payments and equity awards.

Under the 2009 Program, the Company’s named executive officers receiving awards each have a long-term incentive target that is predicated on a percentage of their base salary. Targeted incentive compensation awards were granted by the Compensation Committee as follows: (i) restricted stock that vests based on service; (ii) restricted stock that vests based on the satisfaction of performance criterion; and (iii) cash based on the satisfaction of the same performance criterion. The predetermined performance criterion that will be reviewed for vesting purposes is an operational fiscal measure of the Company. Full vesting of awards under the 2009 Program also requires continuous employment with the Company over a four-year period.

The table below summarizes the February 17, 2009 awards under the 2009 Program.

Executive Officer	Shares of Restricted Stock Awarded (1)	Targeted Cash Award

Gary D. Newsome, President and Chief Executive Officer	750,000	$1,500,000

Robert E. Farnham, Senior Vice President and Chief Financial Officer	116,667	$233,333

Kelly E. Curry, Executive Vice President and Chief Administrative Officer	281,250	$562,500

Timothy R. Parry, Senior Vice President, General Counsel and Corporate Secretary	72,917	$145,833

(1)	One half of each restricted stock award vests based on service and one half vests based on achievement of the performance criterion and service.

The 2009 Program awards were made under the Company’s Amended and Restated 1996 Executive Incentive Compensation Plan (the “EICP”), a comprehensive executive compensation plan in which the Company’s named executive officers, among others, may participate. A summary of the EICP is contained in the Company’s definitive proxy statement dated March 31, 2008 under the heading “Proposal Two: Proposal to Amend and Restate the Health Management Associates, Inc. 1996 Executive Incentive Compensation Plan – Summary of the EIPC,” which summary is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual EICP, which can be found at Exhibit A to the Company’s definitive proxy statement dated March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: February 23, 2009	By:	/s/ Robert E. Farnham
Robert E. Farnham
Senior Vice President and Chief Financial Officer